                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3043

                        SCUDDER U.S. TREASURY MONEY FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder U.S. Treasury Money Fund

Semiannual Report to Shareholders

November 30, 2005

Contents

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,014.30	$ 1,014.30
Expenses Paid per $1,000*	$ 3.28	$ 3.28
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,021.81	$ 1,021.81
Expenses Paid per $1,000*	$ 3.29	$ 3.29

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder U.S. Treasury Money Fund	.65%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Summary November 30, 2005

Portfolio Composition	11/30/05	5/31/05

US Treasury Obligations	30%	35%
Repurchase Agreements	70%	65%
	100%	100%
Weighted Average Maturity
Scudder U.S. Treasury Money Fund	19 days	31 days
Treasury and Repo Retail Money Fund Average*	20 days	24 days

* The Fund is compared to its respective iMoney Net Category: Treasury and Repo Retail Money Fund Average — Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Portfolio composition is subject to change. For more complete details about the Fund's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 37.3%
US Treasury Bills:
3.725%*, 3/23/2006	6,000,000	5,930,466
3.97%*, 12/15/2005	40,000,000	39,938,245
3.98%*, 4/20/2006	6,000,000	5,907,133
US Treasury Notes:
1.875%, 1/31/2006	12,000,000	11,969,058
2.375%, 8/15/2006	5,500,000	5,446,484
Total US Treasury Obligations (Cost $69,191,386)		69,191,386

Repurchase Agreements 88.6%
BNP Paribas, 3.96%, dated 11/30/2005, to be repurchased at $41,004,510 on 12/1/2005 (a)	41,000,000	41,000,000
Credit Suisse First Boston LLC, 3.98%, dated 11/30/2005, to be repurchased at $42,004,643 on 12/1/2005 (b)	42,000,000	42,000,000
JPMorgan Securities, Inc., 3.96%, dated 11/30/2005, to be repurchased at $41,004,510 on 12/1/2005 (c)	41,000,000	41,000,000
Merrill Lynch & Co., Inc., 3.94%, dated 11/30/2005, to be repurchased at $40,004,378 on 12/1/2005 (d)	40,000,000	40,000,000
State Street Bank and Trust Co., 3.63%, dated 11/30/2005, to be repurchased at $183,018 on 12/1/2005 (e)	183,000	183,000
Total Repurchase Agreements (Cost $164,183,000)		164,183,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $233,374,386)+	125.9	233,374,386
Other Assets and Liabilities, Net	(25.9)	(48,003,544)
Net Assets	100.0	185,370,842

* Annualized yield at the time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $233,374,386.

(a) Collateralized by $35,431,000 US Treasury Inflation Index Note, 3.0%, maturing on 7/15/2012 with a value of $41,820,873.

(b) Collateralized by $43,218,000 US Treasury Bills, Zero Coupon, with various maturities from 2/16/2006-2/23/2006 with a value of $42,844,837.

(c) Collateralized by $32,620,000 US Treasury Inflation Index Note, 3.375%, maturing on 1/15/2007 with a value of $41,023,120.

(d) Collateralized by $72,770,000 US Treasury STRIPS, with various coupon rates zero coupon — 8.75%, with various maturities from 5/15/2017-11/15/2018 with a value of $40,801,288.

(e) Collateralized by $190,000 US Treasury Note, 4.25% maturing on 11/15/2013 with a value of $187,150.

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 69,191,386
Repurchase agreements, at amortized cost	164,183,000
Total investments in securities, at amortized cost	233,374,386
Cash	124,366
Interest receivable	131,599
Receivable for investments sold	27,094
Receivable for fund shares sold	219,533
Other assets	24,345
Total assets	233,901,323
Liabilities
Dividends payable	32,871
Payable for investments purchased	39,938,244
Payable for Fund shares redeemed	8,340,786
Accrued management fee	66,639
Other accrued expenses and payables	151,941
Total liabilities	48,530,481
Net assets, at value	$ 185,370,842
Net Assets
Net assets consist of: Undistributed net investment income	39,630
Accumulated net realized gain (loss)	(27,770)
Paid-in capital	185,358,982
Net assets, at value	$ 185,370,842
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($13,881,582 ÷ 13,880,943 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($171,489,260 ÷ 171,515,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 3,492,493
Expenses: Management fee	401,000
Services to shareholders	246,481
Custodian and accounting fees	37,932
Auditing	21,960
Legal	7,538
Reports to shareholders	17,980
Trustees' fees and expenses	4,941
Registration fees	21,686
Other	9,739
Total expenses before expense reductions	769,257
Expense reductions	(112,545)
Total expenses after expense reductions	656,712
Net investment income	2,835,781
Net realized gain (loss) on investment transactions	(10,080)
Net increase (decrease) in net assets resulting from operations	$ 2,825,701

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2005 (Unaudited)	Year Ended May 31, 2005
Operations: Net investment income	$ 2,835,781	$ 2,762,220
Net realized gain (loss) on investment transactions	(10,080)	(13,954)
Net increase (decrease) in net assets resulting from operations	2,825,701	2,748,266
Distributions to shareholders from: Net investment income: Class AARP	(199,886)	(191,997)
Class S	(2,635,894)	(2,772,345)
Fund share transactions: Proceeds from shares sold	30,188,329	92,404,530
Reinvestment of distributions	2,730,117	2,882,128
Cost of shares redeemed	(51,506,460)	(129,403,709)
Net increase (decrease) in net assets from Fund share transactions	(18,588,014)	(34,117,051)
Increase (decrease) in net assets	(18,598,093)	(34,333,127)
Net assets at beginning of period	203,968,935	238,302,062
Net assets at end of period (including undistributed net investment income of $39,630 and $39,629, respectively)	$ 185,370,842	$ 203,968,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.014	.014	.003	.008	.018	.033
Less distributions from: Net investment income and net realized gains on investment transactions	(.014)	(.014)	(.003)	(.008)	(.018)	(.033)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.43c**	1.41[c]	.29[c]	.77	1.76	3.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	14	14	15	8	5
Ratio of expenses before expenses reductions (%)	.79*	.77	.81	.81	.80	.80*
Ratio of expenses after expenses reductions (%)	.65*	.65	.71	.81	.80	.80*
Ratio of net investment income (%)	2.82*	1.30	.36	.77	1.76	4.92*

[a] For the six months ended November 30, 2005 (Unaudited).

[b] From October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.014	.014	.003	.008	.018	.052
Less distributions from: Net investment income and net realized gains on investment transactions	(.014)	(.014)	(.003)	(.008)	(.018)	(.052)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.43b**	1.43[b]	.29[b]	.77	1.76	5.33[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	190	224	302	326	379
Ratio of expenses before expense reductions (%)	.76*	.74	.81	.81	.80	.94
Ratio of expenses after expense reductions (%)	.65*	.65	.71	.81	.80	.75
Ratio of net investment income (%)	2.82*	1.30	.36	.77	1.76	5.21

a For the six months ended November 30, 2005 (Unaudited).

b Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $17,100, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2012 ($1,300) and May 31, 2013 ($15,800), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through May 31, 2005, the Fund incurred approximately $600 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund's average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2005 the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.65% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the six months ended November 30, 2005, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class AARP	$ 17,803	$ 9,295	$ 3,452
Class S	213,990	99,919	46,187
	$ 231,793	$ 109,214	$ 49,639

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $22,875, of which $3,503 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $6,030, all of which is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

C. Expense Reductions

For the six months ended November 30, 2005, the Advisor agreed to reimburse the Fund $2,548, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2005, the custodian fee was reduced by $783 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	2,461,390	$ 2,461,390	8,722,150	$ 8,722,150
Class S	27,726,939	27,726,939	83,682,381	83,682,380
		$ 30,188,329		$ 92,404,530
Shares issued to shareholders in reinvestment of distributions
Class AARP	193,210	$ 193,210	185,456	$ 185,456
Class S	2,536,907	2,536,907	2,696,672	2,696,672
		$ 2,730,117		$ 2,882,128
Shares redeemed
Class AARP	(2,816,955)	$ (2,816,955)	(9,034,645)	$ (9,034,646)
Class S	(48,689,505)	(48,689,505)	(120,369,034)	(120,369,063)
		$ (51,506,460)		$ (129,403,709)
Net increase (decrease)
Class AARP	(162,355)	$ (162,355)	(127,039)	$ (127,040)
Class S	(18,425,659)	(18,425,659)	(33,989,981)	(33,990,011)
		$ (18,588,014)		$ (34,117,051)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The fund's advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the fund's investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the fund's investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Subsequent Events

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable iMoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2005 and underperformed its benchmark in the five-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SUSXX	SCGXX
Fund Number	159	059
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2005

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Treasury Money Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Treasury Money Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 23, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 23, 2006